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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 13, 2005

ABERDENE MINES LIMITED
 (Exact name of registrant as specified in its charter)

NEVADA	000-33189	88-0454792
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

101 Convention Center
Suite 700
Las Vegas, NV 89109
 (Address of principal executive offices and Zip Code)

(702) 939-5389
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

The Company announced that it has commenced drilling on its New York Canyon copper project located in Nevada. Two drill rigs are currently in operation at this time - a core rig on the Copper Queen property and a reverse-circulation rig on the Longshot Ridge property.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit	Description

	99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 13th day of September, 2005.

ABERDENE MINES LIMITED

BY:	/s/ Brent Jardine
Brent Jardine
President, Principal Executive Officer, Principal
Financial Officer and a member of the board of directors.